Amendment No. 5
                                 ---------------

                        Donegal Mutual Insurance Company
                              401(K) Plan ("Plan")



     In accordance with Section 8.1 of the Plan, the Plan is hereby amended effective December 31, 2001 as follows:

     1. Sections 12.2, 12.3 and 12.4 are deleted and the following substituted therefore:

     "Section 12.2 Profit Sharing Benefit. The term Profit Sharing Benefit means the account balance of the Participant in the Participant's Profit Sharing Account as of December 31, 2001. Effective December 31, 2001, the full amount of that benefit shall be transferred to and become a part of the Participant's Elective Deferral Account in this Plan and thereafter be subject to the provisions of this Plan other than this Article XII."

     IN WITNESS WHEREOF and as evidence of the adoption of this Amendment No. 5, Donegal Mutual Insurance Company has caused its duly authorized officers to execute this document on its behalf and under its seal this 20th day of December, 2001.


                                           Donegal Mutual Insurance Company

ATTEST:

                                           By: /s/ Donald H. Nikolaus
                                               ---------------------------------
/s/ Ralph G. Spontak                           Donald H. Nikolaus, President
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Ralph G. Spontak, Secretary


(Corporate Seal)


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